Supplement Dated December 20, 2016

To

Prospectuses Dated May 2, 2016

This supplement is intended for distribution with prospectuses dated May 2, 2016, or later, for variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (together, “we”), titled Majestic VULX (“MVULX”).

Enhanced Yield Fixed Account Rider

This supplement describes a change to the availability of the Enhanced Yield Fixed Account Rider (the “Rider”) that will be effective for new MVULX policies on and after January 17, 2017.

In order to for the Rider to be available in your policy, we must receive a signed illustration and a tentative underwriting offer in a manner satisfactory to us at our Service Office before the close of the New York Stock Exchange on Friday, December 30, 2016, and formal underwriting must be complete and all administrative requirements are received in a manner satisfactory to us at our Service Office before the close of the New York Stock Exchange on Friday, January 13, 2017. MVULX applicants that do not meet these requirements will not receive the Rider.

Policy owners who purchased the MVULX prior to January 17, 2017, may continue to allocate premium or transfer policy value to and from the Enhanced Yield Fixed Account, pursuant to the terms of the policy and prospectus.

This supplement revises and, to the extent inconsistent therewith, replaces information contained in the prospectuses dated May 2, 2016.

You should read this supplement together with the prospectus for the contract you purchased, and retain both for future reference.

Prior to making any investment decisions, you should carefully review your product prospectus and all applicable supplements. In addition, you should review the prospectuses and applicable supplements for the underlying portfolios that we make available as investment options under the policies. The prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the portfolios. In the case of any of the portfolios that are operated as feeder funds, you should also review the prospectus for the corresponding master fund. If you need to obtain additional copies of any of these documents, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

VLI ProdSupp MVULX 12/2016

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